EXHIBIT 10.5

                              EMPLOYMENT AGREEMENT

This Employment Agreement ("Agreement") is entered into by and between NutraCea, a California corporation with principal address at 1261 Hawk's Flight Court, El Dorado Hills, CA 95762 ("NutraCea") and Margie Adelman, an individual residing at 4033 Bancroft Drive, El Dorado Hills California 95762 ("Employee") effective as of January 25, 2005 ("Effective Date"), as follows:

1.     Employment  NutraCea  wishes  to  employ  Employee and Employee agrees to
       ----------
provide  services  for  NutraCea  on  the  terms and conditions set forth below.

2.     Employment;  Scope  of  Employment. Employee shall act as the Senior Vice
       -----------------------------------
President of NutraCea The duties of Employee shall include but not be limited to new business development, Investor Relations and Public Relations for the Company. NutraCea reserves the exclusive right to modify and designate
Employee's specific duties from time to time in any manner consistent with Employee's status as Senior Vice President. In the event of a merger or acquisition of substantially all of the assets of NutraCea, a change of Employee's title or supervisor shall not be deemed a material alteration to this Agreement.

          2.1     Best  Efforts:  Full  Working  Time.      Employee  agrees  to
                  ------------------------------------
devote her best efforts, attention, skill and experience to the performance of Employee's duties all in accordance with the provisions of this Agreement. Employee shall apply her entire full working time to performing these services.

          2.2     Supervision  and  Direction  of  Services.  All  of Employee's
                  ------------------------------------------
services shall be under the supervision and direction of the Chief Executive Officer and President of NutraCea and the Board of Directors of NutraCea.

          2.3     Rules.  Employee shall be bound by all the policies, rules and
                  ------
regulations of NutraCea now in force and by all such other policies, rules and regulations in the normal course of business as may be hereafter implemented and shall faithfully observe and abide by the same.

          2.4     Exclusive  Services. During the term of this Agreement and any
                  --------------------
extension of this Agreement, Employee shall not, directly or indirectly, whether as a partner, employee, creditor, five percent (5%) shareholder, independent contractor or otherwise, promote, participate or engage in any activity or other business which NutraCea deems in its sole reasonable discretion to be competitive in any way with NutraCea's current or future business operations. Employee agrees that Employee shall not enter into an agreement to establish, form, contract with or become employed by a competing business of NutraCea while Employee is employed by NutraCea.


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     2.5     Non-Solicitarion/Non-Compete.
             -----------------------------

               2.5.1     Non-Solicitation.  To  the  fullest  extent permissible
                         -----------------
under applicable law, Employee agrees that both during the term of this Agreement and for a period of two (2) years following termination of this Agreement, Employee shall not take any action to induce employees or independent contractors of NutraCea to sever their relationship with NutraCea and accept an employment or an independent contractor relationship with any other business.

               2.5.2     Non-Compete.  To  the  fullest extent permissible under
                         ------------
applicable  law,  Employee  agrees  to  refrain  from,  unless  first  obtaining
NutraCea's prior written consent, directly or indirectly, engaging in, being employed by, being associated with, being under contract with, owning,
managing,  operating,  joining,   controlling,  or  participating  in  the
ownership, management, operation, or control of, being connected in any manner with, or having any interest in, any business, firm, sole proprietorship, partnership or corporation that engages in substantially the same business as NutraCea in the United States for a period of two (2) years after termination of this Agreement.

               2.5.3     Separate  Covenants.  Employee  acknowledges  that  the
                         --------------------
nature and periods of restrictions imposed by the covenants contained herein are fair, reasonable, and that the Company would sustain great and irreparable loss and damage if Employee in any manner were to breach any of such covenants. Accordingly, in the event of an actual or threatened breach of the covenants by Employee, in addition to all other remedies which NutraCea may have, NutraCea shall be entitled to enforce the specific performance of this Agreement and to seek both immediate, temporary and permanent injunctive relief (to the extent permitted by law) restraining such actual or threatened breach . Employee waives any requirement that NutraCea post any bond or other security in order to obtain such injunctive relief. It is understood by and between the parties hereto that the covenants contained in this Agreement shall be deemed to be a series of separate covenants, one for each line of business engaged in by NutraCea. Each separate covenant shall hereinafter be referred to as "separate covenant." If any court or tribunal of competent jurisdiction shall refuse to enforce one or more of the separate covenants because the time limit applicable thereto is deemed unreasonable, it is expressly understood and agreed that such separate covenant or separate covenants shall not be void but that for the purpose of such proceedings and such time limitation shall be deemed to be reduced to the extent necessary to permit the enforcement of such separate covenant or separate covenants. If any court or tribunal of competent jurisdiction shall refuse to enforce any or all of the separate covenants because, taken together, they are more extensive (whether as to geographic area, scope of business or otherwise) than is deemed to be reasonable, it is expressly understood and agreed between the parties hereto that such separate covenant or separate covenants shall not be void but that for the purposes of such proceedings, the restrictions contained therein (whether as to geographic area, scope of business or otherwise) shall be deemed to be reduced to the extent necessary to permit the enforcement of such separate covenant or separate covenants.

          2.6     Office  Location.  Employee shall primarily perform her duties
                  -----------------
under  this Agreement at NutraCea's offices in the Sacramento metropolitan area.


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3.     Term  and  Termination:  Payments  upon  Termination.
       -----------------------------------------------------

     3.1     Term  and Termination.  Unless  earlier  terminated  for  Cause (as
             ----------------------
defined below), NutraCea hereby employs the Employee for a period commencing upon the Effective Date and ending three (3) years from the Effective Date (the "Term").

          3.1.1     Termination  for Cause. For purposes of this section "Cause"
                    -----------------------
shall  be  defined  as  the  following:

                    a. NutraCea may immediately terminate Employee's employment pursuant to the terms of this Agreement for the following reasons by giving written notice of the termination to Employee:

                         i. Employee, in the reasonable determination of the Board of Directors of NutraCea, has found the Employee to be grossly negligent or engaged in material willful or gross misconduct in the performance of her duties; and only if the Board has filed a civil lawsuit for the same claim, or

                         ii. Employee has been convicted by a court of law of fraud, moral turpitude, embezzlement, theft, or dishonesty or other criminal conduct; or

                         iii. Employee  has  taken  other  actions  or  omitted
                              to take any actions such that such action or omissions constitute legal cause for termination under California law, as then in effect,

                    b. NutraCea may terminate Employee's employment pursuant to the terms of this Agreement upon Employee's failure to cure the deficiency within ten (10) days of receipt of written notice from NutraCea for the following reasons:

                         i. Employee has materially breached the terms hereof; or

                         ii. Employee has failed to meet written standards established by NutraCea for the performance of duties hereunder;

     3.2     Payments  Upon  Termination.
             ----------------------------

          3.2.1      For Cause. Following any termination by NutraCea for Cause.
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Employee  shall  be  entitled  to receive in cash payment an amount equal to all previously accrued but unpaid or unused compensation, including but not limited to. salary, vacation pay and Employee may retain the vested portion of any stock and warrants properly and duly granted to Employee as of such date, subject and pursuant to the terms of the


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warrant  agreements  or  stock purchase agreements entered into between NutraCea and  Employee;

          3.2.2     Without Cause. Following any termination by NutraCea without
                    --------------
Cause, Employee (or Employee's estate) shall be entitled to receive in cash payment an amount equal to all previously accrued but unpaid or unused compensation, including but not limited to, salary, bonus, vacation pay and a lump sum payment equal to twelve (12) months of Employee's salary at the time of termination. Subject to the terms and conditions of any warrant agreements or stock purchase agreements, Employee may retain the vested portion of any stock and warrants properly and duly granted to Employee as of such date. All warrants will vest pursuant to the terms of this Agreement between NutraCea and Employee. All warrants will vest and remain exercisable for period of ten (10) years from the effective date of this Agreement.

          3.2.3     Death  or  Disability.  Upon  the death or disability of the
                    ----------------------
Employee, the Employee shall be entitled to and NutraCea will pay Employee or Employee's estate any accrued but unpaid amounts due to Employee under the terms of this Agreement through the date of death or disability (For purposes of this Section, "disability" shall mean that for a period of three (3) months in any 12-month period the Employee is incapable of substantially fulfilling her duties because of physical, mental or emotional incapacity from injury, sickness or disease. In the event of Employee's disability, Employee shall be entitled to receive a lump sum severance payment equal to twelve (12) months of Employee's salary, reduced only by disability payments received by Employee from long term disability insurance maintained by NutraCea. In addition, should the Employee be rendered disabled, NutraCea will continue to maintain for the benefit of the Employee for a period of six (6) months from the date of the termination due to disability, all benefit programs referred to in Section 4.3 that were in effect on the date of the disability.

Employee's  Initials    MA                           NutraCea's  Initials
                      ------                                              ------

4.     Compensation:  Benefits.
       ------------------------


     4.1     Salary.  Employee  shall  be  paid  at a rate, which if annualized,
             -------
equals one hundred fifty thousand dollars ($150.000) per year subject to normal payroll withholdings and NutraCea's standard payroll practices. On a yearly basis, at "NutraCea's sole discretion, Employee's salary shall be re-evaluated pursuant to market conditions and NutraCea's business condition.

     4.2      Warrants. NutraCea shall grant to Employee warrants to purchase up
              ---------
to one million (1.000,000) shares of NutraCea's common stock pursuant to the terms and conditions of a Warrant Agreement, in the form attached hereto as Exhibit A-l ("Warrant Agreement"). Such warrants shall vest according to the terms of the Warrant Agreement and the warrants may be exercised by cashless exercise pursuant to the terms and conditions of the Warrant Agreement. The Exercise Price (as defined in the Warrant Agreement) shall be equal to thirty cents ($.30) per share. Subject to the terms of the


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Warrant  Agreements,  all warrants shall be exercisable for a period of ten (10)
years  from  the  Effective  Date.

In addition, Employee shall be granted warrants to purchase up to one million (1,000,000) shares of NutraCea's common stock pursuant to the terms and conditions of a Warrant Agreement, attached hereto as Exhibit A-2 at an exercise price of thirty cents ($.30) per share. These warrants shall fully vest upon NutraCea reporting annual gross sales of Twenty Five Million Dollars ($25,000,000) or more and the Company reports a positive EBITDA. For purposes of the foregoing, the calculation of EBITDA shall not include noncash charges.

In addition to standard provisions, each warrant agreement shall contain a lock-up provision prohibiting Employee from selling the common stock obtained by Employee upon exercise of the warrants for a period of Thirty Six (36) Months from the Effective Date of this Agreement or while Employee is employed by NutraCea, unless the express written consent of NutraCea is obtained.

     4.3     Vacation  and  other Standard Benefits. Employee shall initially be
             ---------------------------------------
entitled to three (3) weeks of paid vacation time per year for the first two (2) years of Employee's employment and four (4) weeks of paid vacation time per year thereafter. Employee may not accrue vacation time in excess of such four (4) week maximum. Accrual of vacation time shall be subject to the terms and conditions of NutraCea's vacation policy. Employee and Employee's immediate family shall be entitled to health benefits in accordance with NutraCea's standard policies. In addition, Employee shall be entitled to paid holidays, sick leave and other benefits in accordance with NutraCea's standard policies. Employee shall be reimbursed for reasonable business expenses, subject to prior approval by NutraCea in accordance with NutraCea's standard policies for
employees  and   conditioned   upon   Employee's   prior  presentation  to
NutraCea's   accounting  department  of  appropriate  receipts  or  such  other verification  of  expenses  as  NutraCea  may require from time to time. Any air travel that is business-related domestically will be booked at economy class, but can be upgraded to a higher class at Employee's option and Employee's sole expense. Any international travel will be booked in business class, hotel accommodations will be booked in reasonable accommodations, as deemed appropriate in the sole discretion of NutraCea In the event of a forward or reverse stock split all warrants granted to employee will be adjusted accordingly to reflect equal share value of warrants. Employee shall also be entitled to participate in NutraCea's 401(k) program.

     4.4     Bonuses.  Employee  shall  be  entitled  to  a one-time Twenty Five
             --------
Thousand Dollar ($25,000) bonus upon the signing of this Agreement. Employee may receive additional bonuses at the sole discretion of the CEO or President of NutraCea and any such bonus shall be subject to approval and ratification by the Compensation Committee of the Board of Directors of NutraCea.

     4.5.      Administrative Assistant. NutraCea agrees to employ one full time
               -------------------------
administrative assistant as required and determined by the Company to assist Employee for business purposes only.


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5.     Employment  Information.    Employee  represents and warrants to NutraCea
       ------------------------
that information provided by Employee in connection with Employee's employment and any supplemental information provided to NutraCea is complete, true and
materially  correct  in all respects.   Employee has not omitted any information
that is or may reasonably be considered necessary or useful to evaluate the information provided by Employee to NutraCea. Employee shall immediately notify NutraCea in writing of any change in the accuracy or completeness of all such information.

6.     Trade  Secrets  and  Confidential Information.      Employee acknowledges
       ----------------------------------------------
that NutraCea has gone to great time and expense to develop customers and to develop procedures and processes for development of products and services and the sales of products and services. Such procedures and processes in addition to various other types of proprietary information are included as part of the "confidential information" described in the "Proprietary Information Agreement" attached hereto as Exhibit B. Employee has previously executed the Proprietary Information Agreement or agrees to execute NutraCea's Proprietary Information Agreement contemporaneously with the execution of this Agreement and employment. Employee further agrees to execute, deliver and perform, during the Term of Employee's employment with Employer and thereafter, any other reasonable confidentiality and non-disclosure agreements concerning Employer and any of its affiliates and its business and products, which Employer promulgates for other key employees and executives.

7.     Remedies  for Breach of Covenant Regarding Confidentiality.   The parties
       -----------------------------------------------------------
agree that the breach by Employee of any covenants contained in Sections 2.4, 2.5, 5 and 6 will result in immediate and irreparable injury to NutraCea. In the event of any breach by Employee of the covenants contained in Sections 2.4, 2.5, 5 or 6, NutraCea shall be entitled to seek recourse through all available legal and equitable remedies necessary or useful to prevent any likelihood of immediate or irreparable injury to NutraCea. The parties agree that, in the case of such a breach or threat of breach by Employee of any of the provisions of such Sections, NutraCea may take any appropriate legal action, including without limitation action for injunctive relief, consisting of orders temporarily restraining and preliminarily and permanently enjoining such actual or threatened breach.

8.     Miscellaneous.
       --------------

     8.1     Choice  of  Law, Jurisdiction, Venue. The rights and obligations of
             -------------------------------------
the parties and the interpretation and performance of this Agreement shall be governed by the laws of California, excluding its conflict of laws rules. The exclusive jurisdiction and venue of any legal action brought by either party under this Agreement shall be in the County of Sacramento, California.

     8.2.     Entire  Agreement.     This   Agreement,   the  Proprietary
              ------------------
Information Agreement dated January 25, 2005 described in Section 6 and the Warrant Agreements referenced in Section 4.2 contain the entire Agreement among the parties and supersede all prior and contemporaneous oral and written agreements, understandings and


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representations  among  the  parties,  including  without  limitation  any offer letter. There are no representations, agreements, arrangements, or understandings, whether oral or written, between or among the parties relating to the subject matter of this Agreement that are not fully expressed herein and therein.

     8.3     Notices.     Any  notice  under this Agreement shall be in writing,
             --------
and any written notice or other document shall be deemed to have been duly given
(i) on the date of personal service on the parties, (ii) on the third business day after mailing, if the document is mailed by registered or certified mail,
(iii) one day after being sent by professional or overnight courier or messenger service guaranteeing one-day delivery, with receipt confirmed by the courier, or
(iv) on the date of transmission if sent by telegram, telex, telecopy or other means of electronic transmission resulting in written copies, with receipt confirmed. Any such notice shall be delivered or addressed to the parties at the addresses set forth above or at the most recent address specified by the addressee through written notice under this provision. Failure to conform to the requirement mat mailings be done by registered or certified mail shall not defeat the effectiveness of notice actually received by the addressee.

     8.4     Severability.      NutraCea  and  Employee  agree  that  should any
             -------------
provision of this Agreement be declared or be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining parts, terms and provisions shall not be affected thereby, and said illegal, unenforceable or invalid part, term or provision shall be deemed not to be part of this Agreement

     8.5     Legal Fees.     Each party will bear its own legal fees relating to
             -----------
the  negotiation  of  this  Agreement  and  related  documents.

     8.6     Amendment.     The  provisions of this Agreement may be modified at
             ----------
any time by agreement of the parties. Any such agreement hereafter made shall be ineffective to modify this Agreement in any respect unless in writing and signed by the party against whom enforcement of the modification or discharge is sought.

     8.7     No  Transfer  or  Assignment;  No  Third-Party  Beneficiaries.  The
             --------------------------------------------------------------
rights of Employee hereunder have been granted by NutraCea with the understanding that this Agreement is personal to, and shall be performed by Employee individually. This Agreement is not transferable or assignable by Employee in any manner. No person or entity other than NutraCea and Employee shall have any rights whatsoever under this Agreement. No person or entity other than NutraCea or Employee shall have any right to enforce any provision of this Agreement, or to recover damages on account of the breach of this Agreement. No heir, successor or assign of Employee, whether voluntarily or by operation of law, shall have or succeed to any rights of Employee hereunder. NutraCea may assign this Agreement in the event of a merger or acquisition.

     8.8     Waiver.  Any  of  the  terms or conditions of this Agreement may be
             -------
waived at any time by the party entitled to the benefit thereof, but no such waiver shall


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
affect or impair the right of the waiving party to require observance, performance or satisfaction of that term or condition as it applies on a subsequent occasion or of any other term or condition.

     8.9      Resolution  of  Disputes.
              -------------------------

          8.9.1     Resolution  of  Disputes.  NutraCea  and Employee agree that
                    -------------------------
any claim or controversy arising out of or pertaining to this Agreement or the termination of Employee's employment, including but not limited to, claims of wrongful treatment or termination allegedly resulting from discrimination, harassment or retaliation on the basis of race, sex, age, national origin, ancestry, colon religion, marital status, status as a veteran of the Vietnam era, physical or mental disability, medical condition, or any other basis prohibited by law ("Dispute") shall be resolved by binding arbitration as provided in this paragraph. The parties agree that no party shall have the right to sue any other party regarding a Dispute except as provided in this paragraph.

          8.9.2     Binding  Arbitration.  Any Dispute between the parties shall
                    ---------------------
be submitted to, and conclusively determined by, binding arbitration in accordance with this paragraph. The provisions of this paragraph shall not preclude any party from seeking injunctive or other provisional or equitable relief in order to preserve the status quo of the parties pending resolution of the Dispute, and the filing of an action seeking injunctive or other provisional relief shall not be construed as a waiver of that party's arbitration rights. The arbitration of any Dispute between the parties to this Agreement shall be governed by the provisions of the California Arbitration Act. (California Code of Civil Procedure section 1280, et seq., including the provision of California Code of Civil Procedure section 1283.05.)

          8.9.3     Appointment  of  Arbitrator.  The  arbitrator  shall  be  a
                    ----------------------------
neutral arbitrator mutually selected by NutraCea and Employee from the American Arbitration Association and will be governed by the rules of the Association. Within thirty (30) days of service of a demand for arbitration by either party to this Agreement, the parties shall endeavor in good faith to select a single arbitrator. If they fail to do so within that time period, each party shall have an additional period of fifteen (15) days in which to appoint an arbitrator and those arbitrators within fifteen (15) days shall select an additional arbitrator. If any party fails to appoint an arbitrator or if the arbitrators initially selected by the parties fail to appoint an additional arbitrator within the time specified herein, any party may apply to have an arbitrator appointed for the party who has failed to appoint, or to have the additional arbitrator appointed, by the presiding judge for the Superior Court, Sacramento County, California. If the presiding judge, acting in his or her personal capacity, is unable or unwilling to appoint the additional arbitrator, that arbitrator shall be selected in accordance with California Code of Civil Procedure section 1281.6.

          8.9.4     Initiation  of  Arbitration.  In  the  case  of  any Dispute
                    ----------------------------
between the parties to this Agreement, either party shall have the right to initiate the binding arbitration process provided for in this paragraph by serving upon the other party a


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
demand for arbitration within the statutory time period from the date the Dispute first arose,

          8.9.5     Location  of  Arbitration.  Any arbitration hearing shall be
                    --------------------------
conducted  in  Sacramento  County.  California.

          8.9.6     Applicable  Law.  The  law  applicable to the arbitration of
                    ----------------
any Dispute shall be the law of the State of California, excluding its conflicts of law rules.

          8.9.7     Arbitration  Procedures.  Except  as  otherwise  provided in
                    ------------------------
this paragraph, the arbitration shall be governed by the California Arbitration Act (Code Civ. Proc., 1280 et seq.), The parties shall be entitled to conduct discovery sufficient to adequately arbitrate their claims or defenses, including access to essential documents and witnesses, as determined by the arbitrator and subject to limited judicial review. In addition, either party may choose, at that party's discretion, to request that the arbitrators resolve any dispositive motions prior to the taking of evidence on the merits of the Dispute. By way of example, such dispositive motions would include, but not be limited to, those which would entitle a party to summary judgment or summary adjudication of issues pursuant to Code of Civil Procedure section 437c or resolution of a special defense as provided for at Code of Civil Procedure section 597. In the event a party to the arbitration requests that the arbitrators resolve a dispositive motion, the arbitrators shall receive and consider any written or oral arguments regarding the dispositive motion, and shall receive and consider any evidence specifically relating thereto, and shall render a decision thereon, before hearing any evidence on the merits of the Dispute.

          8.9.8     Scope  of  Arbitrators'  Award  or  Decision.  NutraCea  and
                    ---------------------------------------------
Employee agree that if the arbitrators find any disputed claim to be meritorious, the arbitrators shall have the authority to order all forms of legal and/or equitable relief that would otherwise be available in court and that is appropriate to the claim. Any decision or award by the arbitrators shall be in writing and shall be specific enough to permit limited judicial review if necessary.

          8.9.9     Costs  of Arbitration: Attorneys' Fees.  NutraCea shall bear
                    ---------------------------------------
any costs of arbitration that are over and above costs that would be incurred by Employee had he/she not been required to arbitrate the Dispute, but instead had been free to bring the action in court. Each party shall bear its own attorneys' fees. However, NutraCea and Employee agree that the arbitrators, in their discretion and consistent with applicable law, may award to the prevailing party the costs and attorneys' fees incurred by that party in participating in the arbitration process as long as they do not exceed those that would be incurred by Employee in a court action,

          8.9.10     Acknowledgment  of  Consent  to  Arbitration.  NOTICE:  BY
                     ---------------------------------------------
EXECUTING THIS AGREEMENT EMPLOYEE AGREES TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE "RESOLUTION OF DISPUTES" PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND EMPLOYEE WAIVES ANY RIGHTS EMPLOYEE

MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY EXECUTING THIS AGREEMENT EMPLOYEE WAIVES EMPLOYEE'S JUDICIAL RIGHTS TO APPEAL. IF EMPLOYEE REFUSES TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, EMPLOYEE MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. EMPLOYEES AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY. BY EXECUTING THIS AGREEMENT EMPLOYEE IS INDICATING THAT EMPLOYEE HAS READ AND UNDERSTOOD THE FOREGOING AND AGREES TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THIS ARBITRATION OF DISPUTES PROVISION TO NEUTRAL ARBITRATION.


     8.10     Exhibits.  All  exhibits  to  which  reference  is  made  deemed
              ---------
incorporated  in  this  Agreement  whether  or  not  actually  attached.

                                          NUTRACEA

                                          /s/ Patricia  McPeak
                                          ------------------------------------
                                          By:  Patricia  McPeak
                                          Title:  Chief  Executive  Officer

                                          EMPLOYEE: MARGIE ADLERMAN

                                          /s/ Margie Alderman
                                          ------------------------------------



                [SIGNATURE  PAGE  TO  EMPLOYMENT  AGREEMENT]

                                   EXHIBIT  A-1

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

THE  TRANSFER  OF  THIS  WARRANT  IS  RESTRICTED  AS  DESCRIBED  HEREIN.


NUTRACEA,  A  CALIFORNIA  CORPORATION

Warrant  for the Purchase of Shares of Common Stock, par value $0. 001 per Share


No.  WC-[     ]                                                1,000,000  Shares
Issuance  Date:  January  25,  2005

               THIS CERTIFIES that for value received Margie Adelman (the "Holder"), is entitled to subscribe for and purchase from NutraCea, a California corporation (the "Company"), upon the terms and conditions set forth herein, 1,000,000 shares of the Company's Common Stock, par value $0.001 per share ("Common Stock"), at a price of $0.30 per share (the "Exercise Price"). As used herein the term "this Warrant" shall mean and include this Warrant and any Common Stock or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part and Warrant Shares shall mean the shares of the Company's Common Stock issued to Holder upon exercise of all or part of the Warrant. The number of Warrant Shares may be adjusted from time to time as hereinafter set forth.

     1.     Exercise  Period.  This  Warrant  may  be  exercised as follows: (i)
            -----------------
500,000 upon the execution of this agreement; and (ii) the remaining 500,000 may be exercised after January 25, 2006 and ending at 5:00 P.M. Pacific time on January 25, 2015, unless earlier terminated pursuant to this Warrant (the "Exercise Period"). Notwithstanding the foregoing, in the event that Holder terminates her employment with the Company or is terminated for Cause (as defined in the Employment Agreement by and between the Holder and the Company of even date herewith ("Employment Agreement")) prior to January 25, 2006, all Warrants shall expire. In the event that Holder terminates her employment with the Company or is terminated for Cause (as defined in the Employment Agreement) at any time between January 25, 2005 and January 25, 2006 500,000 Warrants shall expire.

     2.     Procedure  for  Exercise:  Effect  of  Exercise.
            ------------------------------------------------

          (a)     Cash  Exercise.  This Warrant may be exercised, in whole or in
                  ---------------
part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the presentation and surrender of this Warrant to the Company at its principal office along with a duly executed Notice of Exercise (in the form attached to this Warrant) specifying the number of Warrant Shares to be purchased, and (ii) delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check.

          (b)     Cashless Exercise.   This Warrant may also be exercised by the
                  ------------------
Holder through a cashless exercise, as described in this Section 2(b). This Warrant may be exercised in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by the presentation and surrender of this Warrant to the Company at its principal office along with a duly executed Notice of Exercise specifying the number of Warrant Shares to be applied to such exercise. The number of Warrant Shares to be delivered upon exercise of this Warrant pursuant to this Section 2(b) shall equal the value of this Warrant (or the portion thereof being canceled) computed as of the date of delivery of this Warrant to the Company using the following formula:

          X  =  Y  (A-B)
                --------
                   A

Where:

          X  =  the  number  of  shares  of  Common Stock to be issued to Holder under this Section  2(b);
          Y  =  the number  of  Warrant  Shares  identified  in the Notice of
                Exercise as being applied  to  the  subject  exercise;
          A = the Current Market Price on such date; and B = the Exercise Price

For purposes of this Section 2(b) and Section 6, the "Current Market Price"  per
                                                     ----------------------
share of Common Stock on any date shall mean the average closing price of the last three trading days with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any national securities exchange, the average closing price of such security on the three (3) consecutive trading days immediately preceding such date in the over-the-counter market as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use or, if such security is not quoted by any such organization, the three day average closing price of such security as of the three (3) consecutive trading days immediately preceding such date furnished by a New York Stock Exchange member firm selected by the Company, or if such security is not quoted by any such organization and no such New York Stock Exchange member firm is able to provide such prices, such price as is determined by the Board of Directors in good faith.

          The Company acknowledges and agrees that this Warrant was issued on the Issuance Date. Consequently, the Company acknowledges and agrees that, if the Holder conducts a cashless exercise pursuant to this Section 2(b), the period during which the Holder held this Warrant may, for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), be "tacked" to the period during which the Holder holds the Warrant Shares received upon such cashless exercise.

          Notwithstanding the foregoing, except in connection with a transaction described in the proviso in the first sentence of this Section 2(b), the Holder may conduct a cashless exercise pursuant to this Section 2(b) only after the first anniversary of the Issuance Date.

          (c)  Effect  of  Exercise. Upon receipt by the Company of this Warrant
               ---------------------
and a Notice of Exercise, together with proper payment of the Exercise Price, as provided in this Section 2, the Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant has been surrendered and payment has been made for such Warrant Shares in accordance with this Warrant and the Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. A stock certificate or certificates for the Warrant Shares specified in the Notice of Exercise shall be delivered to the Holder as promptly as practicable, and in any event within seven (7) business days, thereafter. The stock certificate(s) so delivered shall be in any such denominations as may be reasonably specified by the Holder in the Notice of Exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver within seven (7) business days a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder.

     3.     Registration  of  Warrants.
            ---------------------------

          3.1  Warrant  Register.  Any  Warrants  issued  upon  the  transfer or
               ------------------
exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares, upon surrender to the Company or its duly authorized agent.

          3.2 Piggyback Registration Rights. Subject to the cutback restrictions
              ------------------------------
set forth below, if at any time after the Issuance Date, the Company shall seek to register any shares of its Common Stock under the Securities Act for sale to the public for its own account or on me account of others (except with respect to registration statements on Form S-4, S-8 or another form not available for registering the Warrant Shares for sale to the public) the Company will promptly give written notice thereof to the Holder. If within ten (10) days after Holder's receipt of such notice the Holder requests the inclusion of Holders Warrant Snares, subject to the limitations set forth below, in such registration, the Company will use its best efforts to effect the registration under me Securities Act of such Warrant Shares. The number of Holder's Warrant Shares that may be included on any such registration statement shall be subject to the following: (1) in the event the Company seeks to register any shares of its Common Stock at any time after the second anniversary of the Issuance Date. Holder may be entitled to include all or part, as determined by Holder and subject to cutbacks required by underwriters as stated below, of Holder's Warrant Shares; and (2) in the event the Company seeks to register any shares of its Common Stock at any time after the Issuance Date and the Company's senior officers and directors participate in such registration, Holder may be entitled to include the number of vested Warrant Shares which shall be apportioned pro rata among the Holder and senior officers and directors according to the total amount of securities entitled to be included therein owned by Holder and senior officers and directors of the Company taken as a single group. In the case of the registration of shares of capital stock by the Company in connection with any underwritten public offering, if the underwriter(s) determines that marketing factors require a limitation on the number of Warrant Shares to be offered, subject to the following sentence, the Company shall not be required to register Warrant Shares in excess of the amount, if any, of shares of the capital stock which the principal underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in addition to any amount to be registered for the account of the Company. If any limitation of the number of shares to be registered by holders of the Company's Common Stock or shares of Warrant Shares to be registered by the Holder is required pursuant to this Section 3.2, the number of shares to be excluded shall be determined by the principal underwriter of such underwritten offering.

               4.  Restrictions  on  Transfer. (a) The Holder, as of the date of
                   ---------------------------
issuance hereof, represents to the Company that such Holder is acquiring the Warrants for its own account for investment purposes and not with a view to the distribution thereof or of the Warrant Shares. Notwithstanding any provisions contained in this Warrant to the contrary,

Holder agrees that it shall not, directly or indirectly, make any offering, sale, assignment, transfer, pledge, encumbrance, contract to sell, grant an option to purchase or make any other disposition of this Warrant or the Warrant Shares issued upon exercise of the Warrant or enter into any swap or other derivative transaction that transfer to another, in whole or in part, any of the economic benefit or risk of ownership of such Warrant or Warrant Shares, whether any such transaction described above is to be settled by delivery of the Warrant Shares or other securities, in cash or otherwise for the period of Thirty-Six
(36) months after January 26, 2005 or while Holder is employed by Company, unless prior written consent is obtained by Holder from the Company. In addition to the foregoing, any potential transfer by Holder shall be subject to the delivery to the Company of an opinion of the Holder's counsel or a registration of such Warrant Shares under the Securities Act has become effective or after a sale of such Warrant or Warrant Shares has been consummated pursuant to Rule 144 or Rule 144A under the Securities Act The Company may place restrictive legends on the certificates representing the Warrant Shares issued upon exercise of the Warrants and impose stop transfer instructions with respect to the Warrant Shares beneficially held by Holder until the end of such period.

          (b) Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear the following legend, and any other legend deemed appropriate and in accordance with this Warrant, unless the opinion of counsel referred to in Section 4(b) states such legend is not required:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS."

     5.     Reservation  of  Shares.  The  Company shall at all times during the
            ------------------------
Exercise Period reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefore. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefore, and all shares of Common Stock issuable upon conversion of this Warrant, shall be validly issued, fully paid, non-assessable, and free of preemptive rights.

     6.     Adjustments.  The  number  of  shares  of Common Stock issuable upon
            ------------
exercise  of  the  Warrants  shall  be  adjusted  from  time to time as follows:

          (a) (i) In the event that the Company shall (A) pay a dividend or make a distribution, in shares of Common Stock, on any class of capital stock of the Company or any subsidiary which is not directly or indirectly wholly owned by the Company, (B) split or subdivide its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock into a smaller number of shares, then in each such case the number of shares issuable upon exercise of this Warrant shall be adjusted so that the Holder of a Warrant thereafter surrendered for exercise shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such Warrant been exercised immediately prior to the occurrence of such event An adjustment made pursuant to this Section 6(a)(i) shall become effective immediately after the close of business on the record date in the case of a dividend or distribution (except as provided in Section 6(e) below) and shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be.

               (ii) No adjustment in the Exercise Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect, provided, however, that any adjustments that by reason of this Section 6(a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6(a) shall be made to the nearest cent or nearest 1/100th of a share.

               (iii) In the event that, at any time as a result of an adjustment made . pursuant to Sections 6(a)(i) and 6(a)(ii) above, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of the Common Stock, thereafter the number of such other shares so receivable upon exercise of any such Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 6(a)(i) and 6(a)(ii) above, and the other provisions of this Section 6(a) with respect to the Common Stock shall apply on like terms to any such other shares.

          (b) In case of any reclassification of the Common Stock (other than in a transaction to which Section 6(a)(i) applies), any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange which does not result in the cashless exercise or cancellation of this Warrant pursuant to
Section 2(b), pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of a Warrant then outstanding shall have the right thereafter, during the period such Warrant shall be exercisable, to exercise such Warrant only for the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of the Company into which a Warrant might have been able to exercise for immediately prior to the reclassification, consolidation, merger, sale, transfer or share exchange assuming that such holder of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction subject to adjustment as provided in Section 6(a) above following the date of consummation of such transaction. The Company shall not effect any such reclassification, consolidation, merger, sale, transfer, share exchange or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Holder, the obligation to deliver to the Holder upon its exercise of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase and the other obligations under this Warrant The provisions of this
Section 6(b) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.



          (c)     If:
               (i) the Company shall take any action which would require an adjustment pursuant to Section 6(a); or

               (ii) the Company shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of any class or any other rights, warrants or options; or

               (iii) there shall be any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding Common Stock or a change in par value) or any consolidation, merger or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, the Company shall cause to be filed with the transfer agent for the Warrants and shall cause to be mailed to each Holder at such Holder's address as shown on the books of the transfer agent for the Warrants, as promptly as possible, but at least 30 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights, warrants or options are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this Section 6(c).

          (d) Whenever an adjustment is made as herein provided, the Company shall promptly file with the transfer agent for the Warrants a certificate of an officer of the Company setting forth the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. The Company shall promptly cause a notice of such adjustment to be mailed to each Holder.

          (e) In any CASE in which Section 6(a) provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for such adjustment pursuant to Section 6(a) occurs after such record date but before the occurrence of such event, the Company may defer until the actual occurrence of such event (i) issuing to the Holder of any Warrants exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment, and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 6(g).

          (f) Upon each adjustment of the Exercise Price, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares purchasable upon exercise of this Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price, by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

          (g) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant.

          (h) In case the Company shall take any action affecting the Common Stock, other than actions described in this Section 6, which in the opinion of the Board of Directors would materially adversely affect the exercise right of the Holder, the Exercise Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances; provided, however, that in no event shall the Board of Directors be required to take any such action,

     7.     Transfer  Taxes. The issuance of any shares or other securities upon
            ----------------
the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     8.     Loss  or Mutilation of Warrant Upon receipt of evidence satisfactory
            ------------------------------
to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to me Holder thereof a new Warrant of like date, tenor, and denomination.

     9.     No  Rights  as  a  Stockholder.  The Holder of any Warrant shall not
            -------------------------------
have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant

     10.     Governing  Law.  This Warrant shall be construed in accordance with
             ---------------
the laws of the State of California applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

     11.     Beneficial  Ownership. The Company shall not effect the exercise of
             ----------------------
this Warrant by any Holder, and no person who is a holder of this Warrant shall have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such person (together with such person's affiliates) would beneficially own in excess of 10% of the shares of the Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such person and its affiliates shall include, without limitation, the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (a) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such person and its affiliates, and (b) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any debentures, convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this
Section 11, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (i) the Company's most recent Form 10-Q, Form 10-K or other public filing with the Securities and Exchange Commission, as the case may be. (ii) a more recent public announcement by the Company, or (iii) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder of this Warrant, the Company shall within two business days confirm orally and in writing to the Holder of this Warrant the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the Holder of this Warrant and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported In effecting the exercise of this Warrant, the Company shall be entitled to rely on a representation by the Holder of this Warrant as to the number of shares that it beneficially owns for purposes of the above 10% limitation calculation.

Dated:  January  25,  2005


                                          NUTRACEA

                                          /s/ Patricia  McPeak
                                          ------------------------------------
                                          By:  Patricia  McPeak
                                          Title:  Chief  Executive  Officer





                          [SIGNATURE PAGE TO WARRANT]

                               FORM OF ASSIGNMENT



(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

     FOR VALUE RECEIVED, ________________________ hereby sells, assigns, and transfers unto ___________ a Warrant to purchase _ shares of Common Stock, par value $[0.001] per share, of NUTRACEA. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint ________ attorney to transfer such Warrant on the books of the Company, with full power of substitution.

                                     Dated:
                                           ------------------------

                                     By:
                                        ---------------------------------
                                     Signature

     The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever.

To:     NutraCea.
        ---------
        1261  Hawks' Flight Court
        -------------------------
        El Dorado Hills, CA 95762
        -------------------------
        Attention: Chief Executive  Officer


                               NOTICE OF EXERCISE


     The undersigned hereby exercises his or its rights to purchase _________ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $ _______ by [tendering cash or delivering a certified check or bank cashier's check, payable to the order of the Company) [surrendering ______ shares of Common Stock received upon exercise of the attached Warrant, which shares have a Current Market Price equal to such payment] in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of, and delivered to:

                         ------------------------------

                         ------------------------------

                         ------------------------------

                    (Print Name, Address and Social Security
                          or Tax Identification Number)

and. if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to. the undersigned at the address stated below.
Dated:

                                     Dated:
                                           ------------------------

                                     By:
                                        ---------------------------------
                                        Print Name


                                     ------------------------------------
                                     Signature


Address:

----------------------------

----------------------------

----------------------------

                                  EXHIBIT A-2

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE SHARES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

THE  TRANSFER  OF  THIS  WARRANT  IS  RESTRICTED  AS  DESCRIBED  HEREIN.


                       NUTRACEA, A CALIFORNIA CORPORATION

              Warrant for the Purchase of Shares of Common Stock,
                           par value $0.001 per Share


No.  WC-[__]                                                   1,000,000  Shares
Issuance  Date:  January  25,  2005

          THIS CERTIFIES that, for value received Margie Adelman (the "Holder"), is entitled to subscribe for and purchase from NutraCea, a California corporation (the "Company"), upon the terms and conditions set forth herein, 1.000,000 shares of the Company's Common Stock, par value $0.001 per share ("Common Stock"), at a price of $0.30 per share (the "Exercise Price"). As used herein the term "this Warrant" shall mean and include this Warrant and any Common Stock or Warrants hereafter issued as a consequence of the exercise or transfer of this Warrant in whole or in part. The number of Warrant Shares may be adjusted from time to time as hereinafter set forth.

     1.  Exercise Period. This Warrant may be exercised at any time or from time
         ----------------
to time during the period commencing upon (i) the Company reporting annual gross sales totaling Twenty Five Million Dollars ($25,000,000) or more and (ii) the Company reports a positive EBITDA, and both (i) and (ii) occur during the term of Holder's employment with the Company and ending at 5:00 P.M. Pacific time on January 25, 2015, unless earlier terminated pursuant to the terms hereof (the "Exercise Period"). For purposes of the foregoing, the calculation of EBITDA shall not include noncash charges. If Holder terminates her employment with the Company or is terminated for Cause (as defined in the Employment Agreement entered into by and between the Holder and the Company of even date herewith ("Employment Agreement")) (x) prior to the completion of the Term (as defined in the Employment Agreement), or (y) prior to the terms of (i) and (ii) above being met. this Warrant shall immediately expire.

     2.     Procedure  for  Exercise:  Effect  of  Exercise.
            ------------------------------------------------

          (a)     Cash  Exercise.  This Warrant may be exercised, in whole or in
                  ---------------
part, by the Holder during normal business hours on any business day during the Exercise Period by (i) the presentation and surrender of this Warrant to the Company at its principal office along with a duly executed Notice of Exercise (in the form attached to this Warrant) specifying the number of Warrant Shares to be purchased, and (ii) delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise by cash, wire transfer of immediately available funds to a bank account specified by the Company, or by certified or bank cashier's check.

          (b)     Cashless Exercise.   This Warrant may also be exercised by the
                  ------------------
Holder  through  a  cashless  exercise,  as described in this Section 2(b). This
Warrant may be exercised, in whole or in part, by the Holder during normal business hours on any business day during the Exercise Period by the presentation and surrender of this Warrant to the Company at its principal office along with a duly executed Notice of Exercise specifying the number of Warrant Shares to be applied to such exercise. The number of Warrant Shares to be delivered upon exercise of this Warrant pursuant to this Section 2(b) shall equal the value of this Warrant (or the portion thereof being canceled) computed as of the date of delivery of this Warrant to the Company using the following formula:



          X  =  Y  (A-B)
                --------
                   A

Where:

          X  =  the  number  of  shares  of  Common Stock to be issued to Holder under this Section  2(b);
          Y  =  the number  of  Warrant  Shares  identified  in the Notice of
                Exercise as being applied  to  the  subject  exercise;
          A = the Current Market Price on such date; and B = the Exercise Price


For  purposes of this Section 2(b) and Section 6, the "Current Market Price" per
                                                      ----------------------
share of Common Stock on any date shall mean the average closing price of the last three trading days with respect to securities listed on the principal national securities exchange on which such security is listed or admitted to trading or, if such security is not listed or admitted to trading on any national securities exchange, the average closing price of such security on the three (3) consecutive trading days immediately preceding such date in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated Quotations System or such other system then in use or, if such security is not quoted by any such organization, the three day average closing price of such security as of me three (3) consecutive trading days immediately preceding such date furnished by a New York Stock Exchange member firm selected by the Company, or if such security is not quoted by any such organization and no such New York Stock Exchange member firm is able to provide such prices, such price as is determined by the Board of Directors in good faith.

          The Company acknowledges and agrees that this Warrant was issued on the Issuance Date. Consequently, the Company acknowledges and agrees that, if the Holder conducts a cashless exercise pursuant to this Section 2(b), the period during which the Holder held this Warrant may, for purposes of Rule 144 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), be "tacked" to the period during which the Holder holds the Warrant Shares received upon such cashless exercise.

          Notwithstanding the foregoing, except in connection with a transaction described in the proviso in the first sentence of this Section 2(b), the Holder may conduct a cashless exercise pursuant to this Section 2(b) only after the first anniversary of the Issuance Date.

          (c)  Effect  of  Exercise. Upon receipt by the Company of this Warrant
               ---------------------
and a Notice of Exercise, together with proper payment of the Exercise Price, as provided in this Section 2, the Company agrees that such Warrant Shares shall be deemed to be issued to the Holder as the record holder of such Warrant Shares as of the close of business on the date on which this Warrant has been surrendered and payment has been made for such Warrant Shares in accordance with This Warrant and me Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding mat me stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to the Holder. A stock certificate OR certificates for the Warrant Shares specified in the Notice of Exercise shall be delivered to the Holder as promptly as practicable, and in any event within seven (7) business days, thereafter. The stock certificate(s) so delivered shall be in any such denominations as may be reasonably specified by the Holder in the Notice of Exercise. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver within seven (7) business days a new Warrant evidencing the right of the Holder to purchase the balance of the Warrant Shares subject to purchase hereunder.

     3.     Registration  of  Warrants:  Transfer  of  Warrants.
            ----------------------------------------------------

          3.1  Warrant  Register.  Any  Warrants  issued  upon  the  transfer or
               ------------------
exercise in part of this Warrant shall be numbered and shall be registered in a Warrant Register as they are issued. The Company shall be entitled to treat the registered holder of any Warrant on the Warrant Register as the owner in fact thereof for all purposes and shall not be bound to recognize any equitable or other claim to or interest in such Warrant on the part of any other person, and shall not be liable for any registration or transfer of Warrants which are registered or to be registered in the name of a fiduciary or the nominee of a fiduciary unless made with the actual knowledge that a fiduciary or nominee is committing a breach of trust in requesting such registration or transfer, or with the knowledge of such facts that its participation therein amounts to bad faith. This Warrant shall be transferable only on the books of the Company upon delivery thereof duly endorsed by the Holder or by its duly authorized attorney or representative, or accompanied by proper evidence of succession, assignment, or authority to transfer. In all cases of transfer by an attorney, executor, administrator, guardian, or other legal representative, duly authenticated evidence of his or its authority shall be produced. Upon any registration of transfer, the Company shall deliver a new Warrant or Warrants to the person entitled thereto. This Warrant may be exchanged, at the option of the Holder thereof, for another Warrant, or other Warrants of different denominations, of like tenor and representing in the aggregate the right to purchase a like number of Warrant Shares, upon surrender to the Company or its duly authorized agent.

          3.2     Piggyback  Registration  Rights. If at any time or times after
                  --------------------------------
January 25, 2007, the Company shall seek to register any shares of its Common Stock under the Securities Act for sale to the public for its own account or on the account of others (except with respect to registration statements on Form S-4, S-8 or another form not available for registering the Warrant Shares for sale to the public), the Company will promptly give written notice thereof to the Holder. If within ten (10) days after their receipt of such notice the Holder requests the inclusion of some or all of the Warrant Shares owned by Holder received by Holder upon exercise of this Warrant in such registration, the Company will use its best efforts to effect the registration under the Securities Act of such Warrant Shares. In the case of the registration of shares of capital stock by the Company in connection with any underwritten public offering, if the underwriter(s) determines that marketing factors require a Limitation on the number of Warrant Shares to be offered, subject to the following sentence, the Company shall not be required to register Warrant Shares in excess of the amount, if any, of shares of the capital stock which the principal underwriter of such underwritten offering shall reasonably and in good faith agree to include in such offering in addition to any amount to be registered for the account of the Company. If any limitation of the number of shares to be registered by holders of the Company's Common Stock or shares of Warrant Shares to be registered by the Holder is required pursuant to this
Section 3.2, the number of shares to be excluded shall be determined by the principal underwriter of such underwritten offering.

     4.     Restrictions on Transfer. (a) The Holder, as of the date of issuance
            -------------------------
hereof, represents to the Company that such Holder is acquiring the Warrants for its own account for investment purposes and not with a view to the distribution thereof or of the Warrant Shares. Notwithstanding any provisions contained in this Warrant to the contrary, Holder agrees that it shall not, directly or indirectly, make any offering, sale, assignment transfer, pledge, encumbrance, contract to sell, grant an option to purchase or make any other disposition of this Warrant or the Warrant Shares issued upon exercise of the Warrant or enter into any swap or other derivative transaction that transfer to another, in whole or in part, any of the economic benefit or risk of ownership of such Warrant or Warrant Shares, whether any such transaction described above is to be settled by delivery of the Warrant Shares or other securities, in cash or otherwise for the period of Thirty Six (36) Months after January 25, 2005 or while Holder is employed by Company, unless prior written consent is obtained by Holder from the Company. In addition to the foregoing, any potential transfer by Holder shall be subject to the delivery to the Company of an opinion of the Holder's counsel or a registration of such Warrant Shares under the Securities Act has become effective or after a sale of such Warrant or Warrant Shares has been consummated pursuant to Rule 144 or Rule 144A under the Securities Act. The Company may place restrictive legends on the certificates representing the Warrant Shares issued upon exercise of the Warrants and impose stop transfer instructions with respect to the Warrant Shares beneficially held by Holder until the end of such period.

          (b) Each stock certificate representing Warrant Shares issued upon exercise or exchange of this Warrant shall bear the following legend, and any other legend deemed appropriate and in accordance with this Warrant, unless the opinion of counsel referred to in Section 4(b) states such legend is not required:

     "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES LAWS AND MAY NOT BE TRANSFERRED EXCEPT UPON DELIVERY TO THE CORPORATION OF AN OPINION OF COUNSEL SATISFACTORY IN FORM AND SUBSTANCE TO IT THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS."


          5.     Reservation  of  Shares.  The Company shall at all times during
                 ------------------------
the Exercise Period reserve and keep available out of its authorized and unissued Common Stock, solely for the purpose of providing for the exercise of the rights to purchase all Warrant Shares granted pursuant to the Warrants, such number of shares of Common Stock as shall, from time to time, be sufficient therefor. The Company covenants that all shares of Common Stock issuable upon exercise of this Warrant, upon receipt by the Company of the full Exercise Price therefor, and all shares of Common Stock issuable upon conversion of this Warrant, shall be validly issued, fully paid, non-assessable, and free of preemptive rights,

     6.     Adjustments.  The  number  of  shares  of Common Stock issuable upon
            ------------
exercise  of  the  Warrants  shall  be  adjusted  from  time to time as follows:

          (a) (i) In the event that the Company shall (A) pay a dividend or make a distribution, in shares of Common Stock, on any class of capital stock of the Company or any subsidiary which is not directly or indirectly wholly owned by the Company, (B) split or subdivide its outstanding Common Stock into a greater number of shares, (C) combine its outstanding Common Stock into a smaller number of shares, then in each such case the number of shares issuable upon exercise of this Warrant shall be adjusted so that the Holder of a Warrant thereafter surrendered for exercise shall be entitled to receive the number of shares of Common Stock that such Holder would have owned or have been entitled to receive after the occurrence of any of the events described above had such Warrant been exercised immediately prior to the occurrence of such event. An adjustment made pursuant to this Section 6(a)(i) shall become effective immediately after the close of business on the record date in the case of a dividend or distribution

     (except as provided in Section 6(e) below) and shall become effective immediately after the close of business on the effective date in the case of such subdivision, split or combination, as the case may be.

               (ii) No adjustment in the Exercise Price shall be required unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price then in effect; provided, however, that any adjustments that by reason of this Section 6(a) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6(a) shall be made to the nearest cent or nearest 1/100th of a share.

               (iii) In the event that, at any time as a result of an adjustment made pursuant to Sections 6(a)(i) and 6(a)(ii) above, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive any shares of the Company other than shares of the Common Stock, thereafter the number of such other shares so receivable upon exercise of any such Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 6(a) (i) and 6(a)(ii) above, and the other provisions of this Section 6(a) with respect to the Common Stock shall apply on like terms to any such other shares.

          (b) In case of any reclassification of the Common Stock (other than in a transaction to which Section 6(a)(i) applies), any consolidation of the Company with, or merger of the Company into, any other entity, any merger of another entity into the Company (other than a merger that does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company), any sale or transfer of all or substantially all of the assets of the Company or any compulsory share exchange which does not result in the cashless exercise or cancellation of this Warrant pursuant to
Section 2(b), pursuant to which share exchange the Common Stock is converted into other securities, cash or other property, then lawful provision shall be made as part of the terms of such transaction whereby the Holder of a Warrant then outstanding shall have the right thereafter, during the period such Warrant shall be exercisable, to exercise such Warrant only for the kind and amount of securities, cash and other property receivable upon the reclassification, consolidation, merger, sale, transfer or share exchange by a holder of the number of shares of Common Stock of the Company into which a Warrant might have been able to exercise for immediately prior to the reclassification, consolidation, merger, sale, transfer or share exchange assuming that such holder of Common Stock failed to exercise rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consummation of such transaction subject to adjustment as provided in Section 6(a) above following the date of consummation of such transaction. The Company shall not effect any such reclassification, consolidation, merger, sale, transfer, share exchange or other disposition unless prior to or simultaneously with the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation purchasing or otherwise acquiring such assets or other appropriate corporation or entity shall assume, by written instrument executed and delivered to the Holder, the obligation to deliver to the Holder upon its exercise of the Warrant such shares of stock, securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to purchase and the other obligations under this Warrant. The provisions of this Section 6(b) shall similarly apply to successive reclassifications, consolidations, mergers, sales, transfers or share exchanges.





          (c)     If:
               (i) the Company shall take any action which would require an adjustment pursuant to Section 6(a); or

               (ii) the Company shall authorize the granting to the holders of its Common Stock generally of rights, warrants or options to subscribe for or purchase any shares of any class or any other rights, warrants or options; or

               (iii) there shall be any reclassification or change of the Common Stock (other than a subdivision or combination of its outstanding Common Stock or a change in par value) or any consolidation, merger or statutory share exchange to which the Company is a party and for which approval of any stockholders of the Company is required, or the sale or transfer of all or substantially all of the assets of the Company; or

               (iv) there shall be a voluntary or involuntary dissolution, liquidation or winding up of the Company;

then, the Company shall cause to be filed with the transfer agent for the Warrants and shall cause to be mailed to each Holder at such Holder's address as shown on the books of the transfer agent for the Warrants, as promptly as possible, but at least 30 days prior to the applicable date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights, warrants or options, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution or rights, warrants or options are to be determined, or (B) the date on which such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding-up is expected to become effective or occur, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reclassification, change, consolidation, merger, statutory share exchange, sale, transfer, dissolution, liquidation or winding up. Failure to give such notice or any defect therein shall not affect the legality or validity of the proceedings described in this
Section  6(c).

          (d) Whenever an adjustment is made as herein provided, the Company shall promptly file with the transfer agent for the Warrants a certificate of an officer of the Company setting forth the adjustment and setting forth a brief statement of the facts requiring such adjustment and a computation thereof. The Company shall promptly cause a notice of such adjustment to be mailed to each Holder.

          (e) In any case in which Section 6(a) provides that an adjustment shall become effective immediately after a record date for an event and the date fixed for such adjustment pursuant to Section 6(a) occurs after such record date but before the occurrence of such event, the Company may defer until the actual occurrence of such event (i) issuing to the Holder of any Warrants exercised after such record date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such exercise before giving effect to such adjustment, and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 6(g).

          (f) Upon each adjustment of the Exercise Price, this Warrant shall thereafter evidence the right to purchase, at the adjusted Exercise Price, that number of shares (calculated to the nearest thousandth) obtained by dividing (i) the product obtained by multiplying the number of shares purchasable upon exercise of mis Warrant prior to adjustment of the number of shares by the Exercise Price in effect prior to adjustment of the Exercise Price, by (ii) the Exercise Price in effect after such adjustment of the Exercise Price.

          (g) The Company shall not be required to issue fractions of shares of Common Stock or other capital stock of the Company upon the exercise of this Warrant. If any fraction of a share would be issuable on the exercise of this Warrant (or specified portions thereof), the Company shall purchase such fraction for an amount in cash equal to the same fraction of the Current Market Price of such share of Common Stock on the date of exercise of this Warrant,

          (h) In case the Company shall take any action affecting the Common Stock, other than actions described in this Section 6, which in the opinion of the Board of Directors would materially adversely affect the exercise right of the Holder, the Exercise Price may be adjusted, to the extent permitted by law, in such manner, if any, and at such time, as the Board of Directors may determine to be equitable in the circumstances; provided, however, that in no event shall the Board of Directors be required to take any such action,

     7.     Transfer  Taxes. The issuance of any shares or other securities upon
            ----------------
the exercise of this Warrant, and the delivery of certificates or other instruments representing such shares or other securities, shall be made without charge to the Holder for any tax or other charge in respect of such issuance. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of any certificate in a name other than that of the Holder and the Company shall not be required to issue or deliver any such certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     8.     Loss or Mutilation of Warrant. Upon receipt of evidence satisfactory
            ------------------------------
to the Company of the loss, theft, destruction, or mutilation of any Warrant (and upon surrender of any Warrant if mutilated), and upon reimbursement of the Company's reasonable incidental expenses, the Company shall execute and deliver to the Holder thereof a new Warrant of like date, tenor, and denomination.

     9.     No  Rights,  as  a  Stockholder. The Holder of any Warrant shall not
            --------------------------------
have, solely on account of such status, any rights of a stockholder of the Company, either at law or in equity, or to any notice of meetings of stockholders or of any other proceedings of the Company, except as provided in this Warrant.

     10.     Governing  Law.  This Warrant shall be construed in accordance with
             ---------------
the laws of the State of California applicable to contracts made and performed within such State, without regard to principles of conflicts of law.

     11.     Beneficial  Ownership. The Company shall not effect the exercise of
             ----------------------
this Warrant by any Holder, and no person who is a holder of this Warrant shall have the right to exercise this Warrant, to the extent that after giving effect to such exercise, such person (together with such person's affiliates) would beneficially own in excess of 10% of the shares of the Common Stock outstanding immediately after giving effect to such exercise. For purposes of the foregoing sentence, the aggregate number of shares of Common Stock beneficially owned by such person and its affiliates shall include, without limitation, the number of shares of Common Stock issuable upon exercise of mis Warrant with respect to which the determination of such sentence is being made, but shall exclude shares of Common Stock which would be issuable upon (a) exercise of the remaining, unexercised portion of this Warrant beneficially owned by such person and its affiliates, and (b) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company beneficially owned by such person and its affiliates (including, without limitation, any debentures, convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein. Except as set forth in the preceding sentence, for purposes of this
Section 11, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934. as amended. For purposes of this Warrant, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (i) the Company's most recent Form 10-Q, Form 10-K or other public filing with the Securities and Exchange Commission, as the case may be, (ii) a more recent public announcement by the Company, or (iii) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of the Holder of this Warrant, the Company shall within two business days confirm orally and in writing to the Holder of this Warrant the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company by the Holder of this Warrant and its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. In effecting the exercise of this Warrant, the Company shall be entitled to rely on a representation by the Holder of this Warrant as to the number of shares that it beneficially owns for purposes of the above 10% limitation calculation.

Dated:  January  25,  2005


                                          NUTRACEA

                                          /s/ Patricia  McPeak
                                          ------------------------------------
                                          By:  Patricia  McPeak
                                          Title:  Chief  Executive  Officer




                          [SIGNATURE PAGE TO WARRANT]

                               FORM OF ASSIGNMENT


(To be executed by the registered holder if such holder desires to transfer the attached Warrant.)

          FOR VALUE RECEIVED, ________________________ hereby sells, assigns, and transfers unto ____________ a Warrant to purchase ___________ shares of Common Stock, par value $[0.001] per share, of NUTRACEA. (the "Company"), together with all right, title, and interest therein, and does hereby irrevocably constitute and appoint _________________ attorney to transfer such Warrant on the books of the Company, with full power of substitution. Dated:


                                     Dated:
                                           ------------------------

                                     By:
                                        ---------------------------------
                                        Signature

     The signature on the foregoing Assignment must correspond to the name as written upon the face of this Warrant in every particular, without alteration or enlargement or any change whatsoever,

To:      NutraCea.
         ---------
         1261  Hawks'  Flight  Court
         ---------------------------
         El  Dorado  Hills. CA 95762
         ---------------------------
         Attention; Chief Executive Officer



                               NOTICE OF EXERCISE


     The undersigned hereby exercises his or its rights to purchase ______ Warrant Shares covered by the within Warrant and tenders payment herewith in the amount of $ ______ by [tendering cash or delivering a certified check or bank cashier's check, payable to the order of the Company] [surrendering _________ shares of Common Stock received upon exercise of the attached Warrant, which shares have a Current Market Price equal to such payment] in accordance with the terms thereof, and requests that certificates for such securities be issued in the name of. and delivered to:


                         ------------------------------

                         ------------------------------

                         ------------------------------

                    (Print Name, Address and Social Security
                          or Tax Identification Number)

and, if such number of Warrant Shares shall not be all the Warrant Shares covered by the within Warrant, that a new Warrant for the balance of the Warrant Shares covered by the within Warrant be registered in the name of, and delivered to, the undersigned at the address stated below.
Dated:




                                     Dated:
                                           ------------------------

                                     By:
                                        ---------------------------------
                                        Print Name

                                     ------------------------------------
                                     Signature


Address:

----------------------------

----------------------------

----------------------------

                                    EXHIBIT B

                        PROPRIETARY INFORMATION AGREEMENT

     NutraCea, a California corporation, with principal address at 1261 Hawks Flight Court, El Dorado Hills, California 95762 ("Company") and Margie Adelman, an individual with principal address at 4033 Bancroft Drive, El Dorado Hills, CA 95762 ("Employee") agree as of January 25, 2005 ("Effective Date") as follows:

1.     Employment  Employee  acknowledges  that  the obligations of Employee set
       ----------
forth in this Agreement are a condition of Employee's employment with Company and are agreed to by Employee in consideration of such employment. The parties agree that this Agreement shall not in any way affect the employer/employee relationship of the parties other than as specifically set forth in this Agreement, including without limitation the ability of Company to terminate Employee's employment at will (unless otherwise provided in a written agreement properly signed by Company).

2.     Term.  The  term  of this Agreement shall commence on the date hereof and
       -----
shall  continue  for  the  duration  of  Employees  employment  with  Company.

3.     Confidential Information.  Employee agrees not to disclose to any others,
       -------------------------
or take or use for Employee's own purposes or purposes of any others, during the term of this Agreement or at any time thereafter, any of Company's Confidential Information (as defined below). Employee agrees that these restrictions shall also apply to (1) Confidential Information belonging to third parties in Company's possession and (2) Confidential Information conceived, originated discovered or developed by Employee during the term of this Agreement. "Confidential Information" means any Company proprietary information, technical data, trade secrets or know- how, including, but not limited to, research, product plans, products, services, customer lists and customers, markets, software, developments, inventions, processes, formulas, technology, designs, drawings, engineering, marketing, finances or other business information disclosed to Employee by Company, either directly or indirectly, in writing, orally or by drawings, or by observation of products. Confidential Information does not include any of the foregoing items which has become publicly known and made generally available through no wrongful act of Employee. Employee further agrees not to improperly use or disclose or bring onto the premises of Company any trade secrets of another person or entity during the term of this Agreement.

4.     Inventions.  For  purposes  of this Agreement, "Invention" shall mean any
       -----------
new machines, manufactures, methods, processes, uses, apparatuses, compositions of matter, designs, computer programs or software, or configurations of any kind, discovered, conceived, developed, made, or produced or any improvements to them, and shall not be limited to the definition of an invention contained in the United States Patent Laws.

     4.1.     Assignment  of  Inventions.   Employee  assigns  to Company all of
              ---------------------------
Employee's interest in all ideas and Inventions, whether patentable or not, made or conceived by Employee, solely or jointly with any others, during the term of Employee's employment with Company, except for any idea or invention for which no equipment, supplies, time, facilities or trade secret information of Company was used and that was developed entirely upon Employee's own time, and does not relate either to the business of Company or Company's actual or demonstrably anticipated research or development. All ideas and inventions hereby assigned are referred to as "Assigned Inventions". This Agreement does not apply to any invention that qualifies fully under the provisions of California Labor Code section 2870, a copy of which is attached as Exhibit A. Employee agrees to promptly disclose all Assigned Inventions in writing to Company, to assist Company in preparing patent applications and assignments for those inventions and to vest title to those Inventions in Company, all at Company's expense, but for no consideration to Employee in addition to Employee's salary or wages. If Company requires Employee's assistance under this Section after termination of Employee's employment, Employee shall be compensated for Employee's time actually spent in providing that assistance at any hourly rate equivalent to Employee's salary or wages during Employee's last period of employment by Company.

     4.2.     Prior  Inventions.   Employee has attached as Exhibit B, a list of
              ------------------
any inventions belonging to Employee prior to employment with Company ("Prior Inventions"), that relate to the business of Company or Company's actual or demonstrably anticipated research or development and that are not assigned to Company hereunder. If no such list is attached, Employee represents that there are no such Prior Inventions. If in the course of employment with Company, Employee incorporates into a Company product, process or machine a Prior Invention owned by Employee or in which Employee has an interest, Company is hereby granted and shall have a nonexclusive, royalty-free, irrevocable, perpetual, worldwide and assignable license to make, have made, modify, sublicense, use and sell such Prior Invention as part of or in connection with such product process or machine.

     4.3.     Records  of  Inventions.   Employee  agrees  to  keep and maintain
              ------------------------
adequate and current written records of all Inventions of Employee during the term of employment with Company. Such records shall be in the form of notes, sketches, drawings, and any other format that may be specified by Company, and shall be available to and remain the sole property of Company at all times.

5.     Return  of  Property.    Employee  agrees  that  upon  termination  of
       ---------------------
employment  with Company, Employee will deliver to Company all devices, records,
       --
data, disks, computer files, notes, reports, proposals, lists, correspondence, specifications, drawings, blueprints, sketches, materials, equipment, other documents or property, or reproductions of any aforementioned items developed by Employee pursuant to employment with Company or otherwise belonging to Company, its successors or assigns.

6.     Notification  of  New Employer.    Company shall have the right to notify
       -------------------------------
any future employers of Employee of Employee's rights and obligations under this Agreement.

7.     Other  Agreements.   Employee  represents that the performance of all the
       ------------------
terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by Employee in confidence or in trust prior to employment with Company. Employee has not and shall not enter into any oral or written agreement in conflict with this Agreement.

8.     Equitable  Remedies.   Employee  agrees  that  it  would be impossible or
       --------------------
inadequate to measure and calculate Company's damages from any breach of the covenants set forth in this Agreement Accordingly, Company shall have available, in addition to any other right or remedy available under law or equity, the right to obtain any injunction from a court of competent jurisdiction restraining such breach or threatened breach and to specific performance of any such provision of this Agreement. Employee further agrees that no bond or other security shall be required in obtaining such equitable relief and consents to the issuance of such injunction and to the ordering of specific performance.

9.     Miscellaneous.
       --------------

     9.1  Attorneys'  Fees: Prejudgment Interest Governing Laws. If the services
          ------------------------------------------------------
of an attorney are required by any party to secure the performance hereof or otherwise upon the breach or default of another party to this agreement, or if any judicial remedy or arbitration is necessary to enforce or interpret any provision of this Agreement or the rights and duties of any person in relation thereto, the prevailing party shall be entitled to reasonable attorneys' fees, costs and other expenses, in addition to any other relief to which such party may be entitled Any award of damages following judicial remedy or arbitration as a result of the breach of this Agreement or any of its provisions shall include an award of prejudgment interest from the date of the breach at the maximum amount of interest allowed by law. The rights and obligations of the parties and the interpretation and performance of this Agreement shall be governed by the law of California, excluding its conflict of laws rules.

     9.2.     Amendment Waiver. The provisions of this Agreement may be modified
              -----------------
at any time by agreement of the parties. Any such agreement hereafter made shall be ineffective to modify this Agreement in any respect unless in writing and signed by the parties against whom enforcement of the modification or discharge is sought. Any of the terms or conditions of this Agreement may be waived at any time by the party entitled to the benefit thereof, but no such waiver shall affect or impair the right of the waiving party to require observance, performance or satisfaction either of that term or condition as it applies on a subsequent occasion or of any other term or condition.

     9.3.     Entire  Agreement.    This  document  and  any  written employment
              ------------------
agreement between Employee and Company constitute the entire agreement between the parties regarding the subject matter, all oral agreements being merged
herein,  and  supersedes  all   prior  representations.  There  are  no
representations, agreements, arrangements, or understandings, oral or written, between or among the parties relating to the subject matter of this Agreement that are not fully expressed herein.

     9.4.     Succession.  Subject to the provisions otherwise contained in this
              -----------
Agreement, this Agreement shall inure to the benefit of and be binding on the heirs, successors and assigns of the respective parties hereto.

     9.5.     Severability.  If  any  provision  of  this  Agreement  is held by
              -------------
a court of competent jurisdiction to be invalid or unenforceable, the remainder of the Agreement which can be given effect without the invalid provision shall continue in full force and effect and shall in no way be impaired or invalidated.

     9.6     Notices.  Any  notice under this Agreement shall be in writing, and
             --------
any written notice or other document shall be deemed to have been duly given (i) on the date of personal service on the parties, (ii) on the third business day after mailing, if the document is mailed by registered or certified mail, (iii) one day after being sent by professional or overnight courier or messenger service guaranteeing one-day delivery, with receipt confirmed by the courier, or
(iv) on the date of transmission if sent by telegram, telex, telecopy or other means of electronic transmission resulting in written copies, with receipt confirmed. Any such notice shall be delivered or addressed to the parties at the addresses set forth below or at the most recent address specified by the addressee through written notice under this provision. Failure to conform to the requirement that mailings be done by registered or certified mail shall not defeat the effectiveness of notice actually received by the addressee.


Dated:  January  25,  2005


                                          NUTRACEA

                                          /s/ Patricia  McPeak
                                          ------------------------------------
                                          By:  Patricia  McPeak
                                          Title:  Chief  Executive  Officer



Dated:  January  25,  2005                MARGIE ADELMAN

                                          /s/ Margie Adelman
                                          ------------------------------------

                                    EXHIBIT A

                       California Labor Code Section 2870


     (a) Any provision in an employment agreement which provides that an employee shall assign, or offer to assign, any of his or her rights in an invention to his or her employer shall not apply to an invention that the employee developed entirely on his or her own time without using the employer's equipment, supplies, facilities, or trade secret information except for those inventions that either:

     (1) Relate at the time of conception or reduction to practice of the invention to the employer's business, or actual or demonstrably anticipated research or development of the employer, or

     (2)     Result  from  any  work  performed  by  the  employee for employer.

     (b) To the extent a provision in an employment agreement purports to require an employee to assign an invention otherwise excluded from being required to be assigned under subdivision (a), the provision is against the public policy of this state and is unenforceable.

                                    EXHIBIT B

                                PRIOR INVENTIONS


                                        6